UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 1, 2012

WMI LIQUIDATING TRUST
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	45-6794330
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1201 THIRD AVENUE, SUITE 3000
SEATTLE, WASHINGTON 98101
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Amendment of a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K that was filed by Washington Mutual, Inc. (“WMI”) with the Securities and Exchange Commission on March 12, 2012, WMI and WMI’s wholly-owned subsidiary, WMI Investment Corp. (together with WMI, the “Debtors”)), entered into a liquidating trust agreement (the “Agreement”) with William C. Kosturos, as the liquidating trustee (the “Trustee”), and CSC Trust Company of Delaware, as the Delaware resident trustee, on March 6, 2012, which provides for the creation of a liquidating trust (the “Trust”) that will have an initial term of three years, subject to extension for up to an additional three years (subject to certain limited exceptions) with the approval of the United States Bankruptcy Court for the District of Delaware (the “Court”).

On August 1, 2012, the Trustee, with the consent of each voting member of the Trust’s Trust Advisory Board (the “TAB”) and otherwise in accordance with Section 9.9 of the Agreement, executed Amendment No.1 to the Agreement (the “Amendment”).  The Amendment, which is effective as of March 19, 2012, makes several amendments to the Agreement as further described below.  A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A copy of the Agreement, as amended by the Amendment, and marked to show the revisions to the original Agreement, is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Summary of Material Amendments to the Agreement

The following is a summary of the material amendments that were made to the Agreement by the Amendment.  Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement, as amended.

•
Certain revisions were made to Section 6.3(b) of the Agreement to revise the actions of the Trustee that require the approval of the TAB.  As revised, Section 6.3(b) of the Agreement provides that the Trustee requires the approval of the TAB with respect to the following matters:

o	Any transaction involving the sale, assignment or abandonment of any Liquidating Trust Asset or Assets having a value in excess of $500,000.00;
o
Any transaction involving the transfer of any Liquidating Trust Asset or Assets having a value in excess of $500,000.00, except where such transfer involves the purchase of liquid investments or the transfer of Cash between one or more bank accounts or investment accounts that are held for the benefit of the Trust;

o
The payment of any account payable or other fee or expense in excess of $750,000.00, other than the payment of vendor invoices in the ordinary course where the services to be provided by any such vendor have been approved in accordance with the Trust’s internal approval procedures as they may be in effect from time to time;

o	Any determination to retain Trust Professionals and any compensation arrangements for such Trust Professionals;
o	The determination of the amount and timing of any distribution to the Liquidating Trust Beneficiaries other than a distribution that is made in accordance with Section 4.3(a) of the Agreement; and
o	Any determination to initiate lawsuits or proceedings other than claims objections in the ordinary course or immaterial lawsuits or proceedings; and
o	The dissolution of the Trust, other than in accordance with the terms of the Agreement

•
Section 6.4(b) of the Agreement was revised to provide that (i) one of the three members of the TAB who are to be selected by the Creditors’ Committee shall be designated by Wells Fargo Bank N.A. (the “WF Member”), and (ii) one of the four members of the TAB who are to be selected by the Equity Committee shall be designated by PPM America Inc. (the “PPMA Member”).  Conforming revisions were also made to Section 6.4(f)(iv) of the Agreement to provide that any vacancies that arise with respect to the WF Member or the PPMA Member, as applicable, shall be filled by a designee appointed by Wells Fargo Bank N.A. (“Wells”) or PPM America, Inc. (“PPMA”), as applicable, for so long as they have not relinquished their right to designate a member of the TAB.

•
Section 6.4(g) of the Agreement was revised to require each member of the TAB be a natural person and to allow for each of the WF Member and PPMA Member to designate one or more representatives who may attend meetings of and participate in other activities of the TAB on behalf of such member when such member is unavailable.  Such representatives shall be an employee of, or other individual designated by, Wells or PPMA, as applicable.  In addition, Section 6.4(g) has been revised so that no other TAB member may designate an alternate representative to attend meetings and participate in other activities of the TAB when the representative otherwise designated is unavailable.

•
Section 6.5(e) of the Agreement was revised to require each member of the Litigation Subcommittee to be a natural person and to allow the PPMA Member, for so long as he or she is a member of the Litigation Subcommittee, to designate one or more representatives who may attend meetings of and participate in other activities of the Litigation Subcommittee on behalf of such member when such member is unavailable.  Such representatives shall be an employee of, or other individual designated by, PPMA.

•
Section 6.8(b) of the Agreement was revised so that the Trustee is required, within thirty (30) days of the end of each quarter, to file a notice with the Court setting forth the amounts paid by the Trust during such quarter (i) pursuant to Section 6.4(m), Section 6.5(k) or 6.11(c) of the Agreement, and (ii) for services rendered and expenses incurred by Trust Professionals.  In the event that the Court, the United States Trustee or any then-current beneficiary of the Trust objects to the prior payment of such fees and expenses, the Agreement, as amended, requires the Trustee to file a notice with the Court setting the date, time and place for a hearing to consider any such objection.

•
Annex C to the Agreement was revised to clarify that holders of Preferred Equity Interests and Common Equity Interests will be issued Liquidating Trust Interests in Tranche 6 on account of those interests when Tranche 2 through Tranche 5 Liquidating Trust Interests have been satisfied in full, and that the distribution to Tranche 6 will be shared 75% and 25% pro rata between claims on account of Preferred Equity Interests and Common Equity Interests, respectively.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the exhibit hereto) may contain certain estimates, statements of belief or judgment and assumptions that may be deemed to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and/or the “Bespeaks Caution” doctrine applied by the courts under the antifraud provisions of the federal securities laws.  Such forward-looking statements are based on current plans, expectations, estimates, beliefs and judgments about the value of the assets of the Trust.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future payments to holders of beneficial interests in the Trust (“Liquidating Trust Interests”) and are subject to risks and uncertainties that are difficult to predict.  These risks include, among other factors: (i) the Trust’s ability to obtain the approval of the Court with respect to motions in the chapter 11 proceedings of the Debtors prosecuted by the Trust from time to time; (ii) the Trust’s ability to realize the expected value of the Trust’s assets (including the timing and amount thereof); (iii) the Trust’s ability to resolve disputed claims in its favor; (iv) where the Trust is successful in resolving disputed claims in its favor, there could be significant delay before any recovery is obtained with respect to such claims or any distribution can be made to the holders of Liquidating Trust Interests; (v) risks associated with any litigation and other claims that might be brought against the Debtors, or by or against the Trust, in the future during the anticipated initial three year term of the Trust (which term may be extended for up to an additional three years, subject to certain limited exceptions, with the approval of the Court); (vi) the existence of different classes of Liquidating Trust Interests and the different distribution priorities of each class could give rise to occasions when the interests of the holders of different classes of Liquidating Trust Interests could diverge, conflict or appear to diverge or conflict; for example, operational and/or financial decisions by the Trustee regarding the litigation or settlement of certain disputed claims could favor one class of holders of Liquidating Trust Interests over another, adversely affecting the distribution to that particular class of Liquidating Trust Interests; and (vii) there is no liquidity for the Liquidating Trust Interests, which are non-certificated and non-transferable, other than by will, intestate succession or operation of law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 1 to WMI Liquidating Trust Agreement, dated as of July 30, 2012.

10.2	WMI Liquidating Trust Agreement, dated as of March 6, 2012, by and among Washington Mutual, Inc., WMI Investment Corp., William C. Kosturos and CSC Trust Company of Delaware, as amended.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI LIQUIDATING TRUST

Date: August 7, 2012	By:	/s/ Charles E. Smith
Charles E. Smith
General Counsel, WMI Liquidating Trust on behalf of Washington Mutual, Inc. and WMI Investment Corp.

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